==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 30, 1999


                              IBS INTERACTIVE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                      0-24073                   13-3817344
      (STATE OR OTHER                (COMMISSION                (IRS EMPLOYER
       JURISDICTION                  FILE NUMBER)            IDENTIFICATION NO.)
     OF INCORPORATION)


  2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY            07927
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

Registrant's telephone number, including area code:  (973) 285-2600




==============================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          This Form 8-K/A amends the current report on Form 8-K filed on July 15, 1999 to incorporate Item 7.

          As announced in its press release of Tuesday, July 6, 1999, on June 30, 1999, IBS Interactive, Inc. ("IBS") entered into an Agreement and Plan of Merger (the "Agreement") with Arnold Schron, Spencer Analysis Inc., a New York corporation ("Spencer"), and SAI Acquisition Corp. ("SAI"), a Delaware corporation and a wholly owned subsidiary of IBS. Pursuant to the terms of the Agreement, Spencer merged with SAI and became the surviving entity. In exchange for all of the issued and outstanding shares of Spencer, IBS issued 240,505 shares of its Common Stock, par value $.01 per share (the "Common Stock"), and reserved an additional 19,500 shares of Common Stock for potential later issuance, valued by the parties at $23.08 per share. Spencer provides network consulting services and is based in New York, New York. IBS intends to continue the existing operations of Spencer without any material changes.

          The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Item 7 is hereby amended to state as follows:

           (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            1. Audited financial statements of Spencer Analysis, Inc. as of and for the years ended December 31, 1998 and 1997, which includes the following:

                a.   Balance Sheets;

                b.   Statements of Operations;

                c.   Statements of Retained Earnings;

                d.   Statements of Cash Flows; and

                e.   Notes to Financial Statements.

            2. Unaudited condensed financial statements of Spencer Analysis, Inc. as of June 30, 1999 and for the six-month periods ended June 30, 1999 and 1998, which includes the following:

                a.   Condensed Balance Sheet;

                b.   Condensed Statements of Operations;

                c.   Condensed Statements of Cash Flows; and

                d.    Notes to the Unaudited Condensed Financial Statements.

                             SPENCER ANALYSIS, INC.
                          INDEX TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


                                                                       PAGE

  Report of Independent Certified Public Accountants....................4

  Balance Sheets as of December 31, 1998 and 1997.......................5

  Statements of Operations for the years ended
    December 31, 1998 and 1997..........................................6

  Statements of Retained Earnings for the years
    ended December 31, 1998 and 1997....................................7

  Statements of Cash Flows for the years
    ended December 31, 1998 and 1997....................................8

  Notes to Financial Statements.........................................9-14

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Spencer Analysis, Inc.

We have audited the accompanying balance sheets of Spencer Analysis, Inc. as of December 31, 1998 and 1997, and the related statements of operations, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spencer Analysis, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.






/s/ BDO Seidman, LLP

BDO Seidman, LLP

Woodbridge, New Jersey
July 22, 1999

                            Spencer Analysis, Inc.
                                BALANCE SHEETS
                          DECEMBER 31, 1998 AND 1997


December 31,                                               1998            1997
--------------------------------------------------------------------------------
Assets
Current:
  Cash                                             $       395     $   113,848
  Accounts receivable, net of allowance for
    doubtful accounts of $50,000 and $10,000 in
    1998 and 1997, respectively                      1,121,151       1,115,731
  Prepaid expenses and other current assets                  -             405
--------------------------------------------------------------------------------
         Total current assets                        1,121,546       1,229,984
Fixed assets, net                                        1,679           5,845
Other assets                                             6,913           6,913
--------------------------------------------------------------------------------
         Total assets                               $1,130,138      $1,242,742
================================================================================
Liabilities and Stockholder's Equity
 Current liabilities:
  Accounts payable and accrued expenses           $     93,239    $     88,031
  Deferred income tax liability                         84,000          92,000
--------------------------------------------------------------------------------
         Total current liabilities                     177,239         180,031
Pension obligation                                     208,256         150,660
--------------------------------------------------------------------------------
         Total liabilities                             385,495         330,691
--------------------------------------------------------------------------------
Commitments and Contingencies
Stockholder's equity:
  Common stock, 200 shares authorized,
   1 share issued and outstanding at no
   par value                                            46,456          46,456
  Retained earnings                                    698,187         865,595
--------------------------------------------------------------------------------
         Total stockholder's equity                    744,643         912,051
--------------------------------------------------------------------------------
         Total liabilities and stockholder's
           equity                                   $1,130,138      $1,242,742
===============================================================================-

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             SPENCER ANALYSIS, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


 YEAR ENDED DECEMBER 31,                                  1998           1997
 -------------------------------------------------------------------------------
 Revenues                                             $3,733,684     $3,891,594
 Cost of revenues                                      2,363,488      2,263,976
 -------------------------------------------------------------------------------
          Gross profit                                 1,370,196      1,627,618
 Selling, general and administrative expenses            830,625        688,675
 Stockholder compensation                                420,000        375,000
 -------------------------------------------------------------------------------
          Operating income                               119,571        563,943
 Other income (expense), net                               4,642        (36,881)
 -------------------------------------------------------------------------------
          Income before provision for income
            taxes                                        124,213        527,062
 Provision for income taxes                               11,000         46,000
 -------------------------------------------------------------------------------
 Net income                                          $   113,213    $   481,062
 ===============================================================================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             SPENCER ANALYSIS, INC.
                         STATEMENTS OF RETAINED EARNINGS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


 YEAR ENDED DECEMBER 31,                                  1998           1997
 -------------------------------------------------------------------------------
 Retained earnings, beginning of year                  $ 865,595       $432,460
 Net income                                              113,213        481,062
 Distributions to stockholder                           (280,621)       (47,927)
 -------------------------------------------------------------------------------
 Retained earnings, end of year                        $ 698,187       $865,595
 ===============================================================================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             SPENCER ANALYSIS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


 YEAR ENDED DECEMBER 31,                                    1998           1997
--------------------------------------------------------------------------------
 Cash flows from operating activities:
   Net income                                          $ 113,213      $ 481,062
   Adjustments to reconcile net income to net
     cash provided by operating activities:
       Depreciation                                        4,166          9,318
       Bad debt expense                                   40,000          5,000
       Deferred tax expense (benefit)                     (8,000)        30,000
       Changes in operating assets and
         liabilities:
         Accounts receivable                             (45,420)      (389,612)
         Prepaid expenses and other current
          assets                                             405          4,373
         Other assets                                          -            780
         Accounts payable and accrued expenses             5,208         45,597
         Pension obligation                               57,596          5,555
--------------------------------------------------------------------------------
            Net cash provided by operating
              activities                                 167,168        192,073
--------------------------------------------------------------------------------
 Cash flows from financing activities:
   Distributions to stockholder                         (280,621)       (47,927)
   Payments on loans                                           -       (117,659)
--------------------------------------------------------------------------------
            Net cash used in financing activities       (280,621)      (165,586)
--------------------------------------------------------------------------------
 Increase (decrease) in cash                            (113,453)        26,487
 Cash, beginning of year                                 113,848         87,361
--------------------------------------------------------------------------------
 Cash, end of year                                  $        395      $ 113,848
================================================================================
 Supplemental disclosures of cash flow
   information:
   Cash paid during the year for interest                    $ -     $   43,439
================================================================================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             SPENCER ANALYSIS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


  1.    ORGANIZATION AND  Spencer  Analysis,  Inc. (the "Company") was organized
        NATURE OF         in  November  1973  as a  New  York  Corporation.  The
        BUSINESS          Company provides network consulting services to a wide
                          array of commercial businesses, including financial, pharmaceutical and insurance companies located in the New York City metropolitan area.

  2.    SUMMARY OF        REVENUE RECOGNITION
        SIGNIFICANT
        ACCOUNTING        Revenue is  recognized  as  services  are  rendered to
        POLICIES          clients.

                          INCOME TAXES

                          The stockholder has elected, under the applicable provisions of the Internal Revenue Code and applicable state code, to report his results of operations for federal and state income tax purposes as an "S" Corporation. Under those regulations, the stockholder individually assumes the income tax liability of the Company's net income. Accordingly, the Company has not recorded a provision or benefit for federal and state income taxes for the years ended December 31, 1998 and 1997. However, the Company is subject to New York City income taxes and has recorded a provision for such taxes for the years ended December 31, 1998 and 1997.

                          The Company files New York City income tax returns on a cash basis. Deferred income taxes are recognized, using the liability method, for the tax consequences of "temporary differences" by applying New York City statutory rates to differences between the financial statement carrying amounts (accrual basis) and the tax basis of assets and liabilities.

                          FINANCIAL INSTRUMENTS AND CONCENTRATIONS

                          Financial instruments which potentially subject the Company to credit risk consist primarily of a concentration of unsecured trade accounts receivables in a limited number of customers.

                          The Company performs ongoing credit evaluations of its customers and generally does not require collateral on accounts receivable.

                             SPENCER ANALYSIS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                          FIXED ASSETS

                          Fixed assets are stated at cost, reduced by a reserve for accumulated depreciation. Depreciation is provided under the straight line method based upon the following useful lives:


                         -------------------------------------------------------
                         Office equipment                               5 years
                         Vehicles                                       5 years
                         Furniture and fixtures                         7 years
                         =======================================================



                          ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

                          The carrying values reported in the accompanying balance sheets for accounts receivable and accounts payable approximate fair value because of the short-term maturity of these financial instruments.

                          USE OF ESTIMATES

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates used by the Company include the valuation of the allowances for doubtful accounts and the useful lives ascribed to fixed assets.


  3.    FIXED  ASSETS     Major  classes  of fixed  assets,  net, consist of the
                          following:


                         DECEMBER 31,                      1998         1997
                         -------------------------------------------------------
                         Office equipment                $227,931     $227,931
                         Vehicles                          34,467       34,467
                         Furniture and fixtures             2,683        2,683
                         -------------------------------------------------------
                                                          265,081      265,081
                         Less: Accumulated depreciation   263,402      259,236
                         -------------------------------------------------------
                                                       $    1,679   $    5,845
                         =======================================================

                             SPENCER ANALYSIS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


  4.   ACCRUED EXPENSES  At  December  31,  1998  and  1997, accrued  expenses were comprised of the following:


                         DECEMBER 31,                        1998         1997
                         -------------------------------------------------------
                         Payroll and payroll taxes      $  83,254    $  73,938
                         Other                              9,985       14,093
                         -------------------------------------------------------
                                                        $  93,239    $  88,031
                         =======================================================


  5.   INCOME TAXES      Deferred   tax  liabilities   arise  from the following
                         temporary differences:


                         DECEMBER 31,                        1998         1997
                         -------------------------------------------------------
                         Deferred tax (asset)
                           liabilities:
                           Accounts receivable           $100,000     $103,000
                           Allowance for doubtful
                             accounts                      (1,000)      (4,000)
                           Pension obligation              (7,000)       1,000
                           Accounts payable                (8,000)      (8,000)
                         -------------------------------------------------------
                                                        $  84,000    $  92,000
                         =======================================================


                          As discussed in Note 2, the entire tax provision relates to New York City income taxes and is comprised of the following expense (benefit):

                                         December 31,         1998         1997
                          ------------------------------------------------------
                                         Current            $19,000      $16,000
                                         Deferred            (8,000)      30,000
                          ------------------------------------------------------
                                                            $11,000      $46,000
                          ======================================================


  6.   BENEFIT PLANS      DEFERRED COMPENSATION PLAN

                          Substantially all employees who meet certain requirements of age and length of service are covered by a Company sponsored non-qualified, non-contributory defined benefit pension plan. The benefits become fully vested upon the employees retirement from the Company. Benefits paid to retirees are based upon age at retirement, compensation levels and years of credited service. Plan assets are stated at fair value and are comprised of stocks and bonds.

                             SPENCER ANALYSIS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                          Net periodic pension cost for this plan includes the following components:


                         DECEMBER 31,                        1998         1997
                         -------------------------------------------------------
                         Components of net periodic
                          pension cost:
                             Service cost                $185,020     $122,455
                             Interest cost                 25,960        9,209
                             Actual return on plan
                              assets                      (26,570)     (13,090)
                             Recognized net
                              actuarial loss               13,186        6,881
                         -------------------------------------------------------
                         Net periodic pension cost       $197,596     $125,455
                         =======================================================


                          The following provides a reconciliation of benefit obligations, plan assets, the funded status of the plan and the amounts recorded in the Company's balance sheets:


                         DECEMBER 31,                        1998         1997
                         -------------------------------------------------------
                         Changes in benefit
                           obligation:
                           Benefit obligation,
                             beginning of year           $370,859     $122,793
                           Service cost                   185,020      122,455
                           Interest cost                   25,900        9,209
                           Actuarial loss                 187,331      116,402
                         -------------------------------------------------------
                           Benefit obligation, end
                             of year                      769,170      370,859
                         -------------------------------------------------------
                         Changes in plan assets:
                           Fair value of plan
                            assets, beginning of year     133,090          100
                           Actual return on plan assets    26,570       13,090
                           Employer contribution          140,000      119,900
                         -------------------------------------------------------
                           Fair value of plan
                            assets, end of year           299,660      133,090
                         -------------------------------------------------------
                         Unfunded status                 (469,510)    (237,769)
                         Unrecognized net actuarial
                           loss                           261,254       87,109
                         -------------------------------------------------------
                         Accrued benefit cost           $(208,256)   $(150,660)
                         =======================================================

                             SPENCER ANALYSIS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                          Assumptions used in these actuarial valuations were:


                         DECEMBER 31,                      1998        1997
                         -------------------------------------------------------
                         Discount rate                      7.0%         7.5%
                         Expected long-term rate of
                           return                           8.0%         8.5%
                         =======================================================

                          401(K) PLAN

                          The Company sponsors a defined contribution benefit plan covering substantially all employees. Eligible employees are allowed to contribute up to 6% of their compensation. Company contributions are at the sole discretion of management. There were no contributions for the years ended December 31, 1998 and 1997.


  7.    MAJOR CUSTOMERS   Two customers accounted for 37% and 24%, respectively,
                          of the Company's  revenues for the year ended December
                          31,  1998  and  72%  and  10%,  respectively,  of  the
                          Company's  net  accounts  receivable  at December  31,
                          1998.  One  other  customer  accounted  for 22% of the
                          Company's  revenues  for the year ended  December  31,
                          1998. Three customers  accounted for 45%, 36% and 10%,
                          respectively,  of the Company's  revenues for the year
                          ended   December  31,  1997  and  40%,  39%  and  11%,
                          respectively, of the Company's net accounts receivable at December 31, 1997.


  8.    COMMITMENTS       The Company leases its administrative  office under an
                          operating  lease,  which  expires  in  November  1999.
                          Future net minimum annual rental payments under the non-cancelable lease are $41,000. Rent expense for each of the years ended December 31, 1998 and 1997 totaled $37,000.

                             SPENCER ANALYSIS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



  9.    YEAR 2000         The  Company  could   be  adversely  affected  if  its
        (UNAUDITED)       computer  systems,  or  those  used  by  suppliers  or
                          customers, do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and various equipment, devices and services utilized in the Company's business. At this time, because of the complexities involved in this issue, management cannot provide assurances that the Year 2000 issue will not have an effect on the Company's operations.


  10.   SUBSEQUENT EVENT  In  June  1999,  the  stockholder  approved  a  merger whereby a wholly-owned subsidiary of IBS Interactive, Inc. ("IBS") was merged with and into the Company, and the Company became a wholly-owned subsidiary of IBS in exchange for 260,005 shares of IBS common stock. The final determination of shares to be issued is contingent upon the defined financial position of the Company at closing and the resolution of specific matters.

                             SPENCER ANALYSIS, INC.
                             CONDENSED BALANCE SHEET
                                   (UNAUDITED)




JUNE 30, 1999
--------------------------------------------------------------------------------
Assets
Current:
  Cash                                                           $   324,499
  Accounts receivable, net                                           843,454
--------------------------------------------------------------------------------
         Total current assets                                      1,167,953
Fixed assets, net                                                        849
Other assets                                                           6,913
--------------------------------------------------------------------------------
         Total assets                                             $1,175,715
================================================================================
Liabilities and Stockholder's Equity
Current liabilities:
  Accounts payable and accrued expenses                          $   214,666
  Deferred income tax liability                                       84,000
--------------------------------------------------------------------------------
         Total current liabilities                                   298,666
--------------------------------------------------------------------------------
Pension obligation                                                   220,256
--------------------------------------------------------------------------------
Stockholder's equity:
  Common stock                                                        46,456
  Retained earnings                                                  610,337
--------------------------------------------------------------------------------
         Total stockholder's equity                                  656,793
--------------------------------------------------------------------------------
         Total liabilities and stockholder's equity               $1,175,715
================================================================================
            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                             SPENCER ANALYSIS, INC.
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)





FOR THE SIX MONTHS ENDED JUNE 30,                  1999              1998
--------------------------------------------------------------------------------
Revenues                                        $1,677,404        $1,594,043
Cost of revenues                                 1,182,817         1,112,699
--------------------------------------------------------------------------------
         Gross profit                              494,587           481,344
Selling, general and administrative expenses       341,472           432,539
--------------------------------------------------------------------------------
         Operating income                          153,115            48,805
Other income                                           100               551
--------------------------------------------------------------------------------
         Income before provision for income taxes  153,215            49,356
Provision for income taxes                          18,000             4,000
--------------------------------------------------------------------------------
Net income                                     $   135,215      $     45,356
================================================================================
            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                             SPENCER ANALYSIS, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)





FOR THE SIX MONTHS ENDED JUNE 30,                        1999             1998
--------------------------------------------------------------------------------
Cash flows provided by operating activities          $ 502,923        $ 571,998
Cash flows used in financing activities               (178,819)        (263,411)
--------------------------------------------------------------------------------
Net increase in cash                                   324,104          308,587
Cash, at beginning of period                               395          113,848
--------------------------------------------------------------------------------
Cash, at end of period                               $ 324,499        $ 422,435
================================================================================
            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                             SPENCER ANALYSIS, INC.
              NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS



  1.    BASIS OF PRESENTATION  The accompanying  condensed financial  statements as of June 30, 1999 and for the six months ended June 30, 1999 and 1998 are unaudited but, in the opinion of management of Spencer Analysis, Inc. (the "Company"), contain all adjustments necessary to present fairly the financial position at June 30, 1999, the results of operations for the six months ended June 30, 1999 and 1998, and cash flows for the six months ended June 30, 1999 and 1998. These adjustments are of a normal recurring nature.

                               Certain information and footnote disclosures normally included in financial statements that have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although management of the Company believes that the disclosures contained in these financial statements are adequate to make the information presented therein not misleading. For further information, refer to the Company's financial statements and notes thereto for the years ended December 31, 1998 and 1997.

                               The results of operations and cash flows for the six months ended June 30, 1999 are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 1999.


  2.    BUSINESS COMBINATION   In June  1999,  the  stockholder  of the  Company
                               approved   a  merger   whereby   a   wholly-owned
                               subsidiary of IBS  Interactive,  Inc. ("IBS") was
                               merged with and into the Company, and the Company
                               became  a  wholly-owned   subsidiary  of  IBS  in
                               exchange for 260,005  shares of IBS common stock.
                               The final determination of shares to be issued is contingent upon the defined financial position of the Company at closing and the resolution of specific matters. No adjustments arising from this business combination have been reflected in the accompanying unaudited condensed financial statements as of and for the six months ending
                               June 30, 1999.

           (b)  PRO FORMA FINANCIAL INFORMATION.

            1. Pro forma unaudited condensed financial information of IBS Interactive, Inc. ("IBS"), which includes the following:

                  a. Pro Forma Unaudited Condensed Statement of Operations for the year ended December 31, 1998;

                  b. Pro Forma Unaudited Condensed Statement of Operations for the year ended December 31, 1997;

                  c.    Notes  to  Pro  Forma  Unaudited  Condensed  Financial
                        Statements.

                              IBS INTERACTIVE, INC.
               PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS

      The accompanying pro forma unaudited condensed statements of operations for the years ended December 31, 1998 and 1997 are based upon the historical financial statements of IBS, Entelechy, Inc. ("Entelechy") and Spencer Analysis, Inc. ("Spencer"), adjusted to give effect to the business combinations of Entelechy (accounted for as a purchase) and Spencer (accounted for as a pooling of interests), as if such business combinations had occurred on January 1, 1997. A pro forma unaudited condensed balance sheet and statement of operations as of and for the six month period ended June 30, 1999 are not presented herein since the effects of the Spencer business combination are reflected in the Company's consolidated financial statements included in Form 10-QSB for the period ended June 30, 1999.


      The pro forma unaudited condensed statements of operations are not necessarily indicative of the results that would have been obtained if such business combinations had occurred on the dates indicated or for any future period or date. The pro forma unaudited adjustments give effect to available information and assumptions that IBS believes are reasonable. The pro forma unaudited condensed financial information should be read in conjunction with the historical financial statements of IBS and notes thereto included in IBS' 10-KSB, dated March 31, 1999, IBS' 8-K, dated June 7, 1999, IBS' 10-QSB, dated August 16, 1999, and this Form 8-K/A (Amendment No. 1).




                              IBS INTERACTIVE, INC.


              PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                        IBS         Spencer        Spencer
                                    Historical     Historical    Adjustments    Pro Forma
---------------------------------------------------------------------------------------------

Revenues........................    $11,479,000   $3,734,000            $ -    $15,213,000
Cost of services................      7,843,000    2,363,000              -     10,206,000
                                   ----------------------------------------------------------
Gross profit....................      3,636,000    1,371,000              -      5,007,000
Selling, general and
administrative..................      3,654,000    1,251,000       (554,000)(a)  4,351,000
Non-cash compensation expenses..        290,000            -              -        290,000
Merger related expenses.........        109,000            -              -        109,000
Amortization of intangible assets       173,000            -              -        173,000
                                   ----------------------------------------------------------
Operating income (loss).........       (590,000)     120,000        554,000         84,000
Other income, net...............        126,000        5,000              -        131,000
                                   ----------------------------------------------------------
Income (loss) before income taxes      (464,000)     125,000        554,000        215,000
Income tax provision............        (15,000)     (11,000)             -        (26,000)
                                   ----------------------------------------------------------
Net income (loss)...............   $   (479,000) $   114,000      $ 554,000   $    189,000
                                   ==========================================================

 SEE ACCOMPANYING NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS.





                              IBS INTERACTIVE, INC.
              PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



                                                              Entelechy
                                                             Elimination     Subtotal -
                                 IBS          Entelechy          &            IBS &       Spencer     Spencer
                                 Historical   Historical     Adjustments    Entelechy    Historical  Adjustments  Pro Forma
----------------------------------------------------------------------------------------------------------------------------

Revenues......................   $5,572,000   $366,000       $  (42,000)(e)  $ 5,896,000  $3,892,000     $  --    $9,788,000
Cost of services..............    3,207,000    299,000          (42,000)(e)    3,464,000   2,264,000        --     5,728,000
                                 --------------------------------------------------------------------------------------------
Gross profit..................    2,365,000     67,000               --        2,432,000   1,628,000        --     4,060,000
Selling, general and
 administrative...............    2,851,000    115,000               --        2,966,000   1,064,000  (449,000)(a) 3,581,000
Merger related expenses.......           --         --               --               --          --    50,000 (b)    50,000
Amortization of intangible
 assets.......................       12,000         --           156,000 (c)     168,000          --        --       168,000
Compensation expense - Entelechy        --          --           197,000 (d)     197,000          --        --       197,000
Non-cash compensation expenses      120,000         --                --         120,000          --        --       120,000
                                 ---------------------------------------------------------------------------------------------
Operating income (loss).......     (618,000)   (48,000)         (353,000)     (1,019,000)    564,000   399,000       (56,000)
Other expense, net............      (92,000)   (13,000)               --        (105,000)    (37,000)       --      (142,000)
                                 ---------------------------------------------------------------------------------------------
Income (loss) before income
taxes.........................     (710,000)   (61,000)         (353,000)     (1,124,000)    527,000   399,000      (198,000)
Income tax provision..........      (84,000)        --                --         (84,000)    (46,000)       --      (130,000)
                                 ---------------------------------------------------------------------------------------------
Net income (loss).............   $ (794,000)  $(61,000)        $(353,000)    $(1,208,000) $  481,000  $399,000     $(328,000)
                                 =============================================================================================

 SEE ACCOMPANYING NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS.

                              IBS INTERACTIVE, INC.
           NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS


Adjustments to reflect the Spencer business combination, as if it had occurred as of January 1, 1997 are as follows:

      (a) Reductions in selling, general and administrative expenses relate to the (i) the differences ($270,000 and $224,000 in 1998 and 1997, respectively) between the historical compensation of the Spencer stockholder and the compensation afforded the Spencer stockholder under terms of his employment agreement and (ii) reductions in consulting fees to an organization under terms of a new services agreement ($284,000 and $225,000 in 1998 and 1997, respectively).

      (b) Estimated costs arising from the Spencer business combination have been expensed in the year ended December 31, 1997.

Adjustments to reflect the Entelechy business combination, as if it had occurred as of January 1, 1997 are as follows:

      (c) Amortization of intangible assets arising from the acquisition amounting to $156,000; such amount is amortized over an estimated useful life of five years.

      (d) Recognition of compensation expense related to the issuance of contingent shares of IBS common stock on the first anniversary date of the acquisition. The issuance of such shares is contingent upon the former Entelechy stockholders remaining in the employ of IBS.

      (e)   Elimination of transactions between IBS and Entelechy.

            (c)  EXHIBITS.

            The following exhibits are included as part of this Report:

            2.1*  Agreement  and Plan of Merger,  dated as of June 30, 1999,  by
                  and  among  Arnold  Schron,   Spencer   Analysis,   Inc.,  IBS
                  Interactive, Inc. and SAI Acquisition Corp.

            23.1  Consent of BDO Seidman, LLP.

            99.1* Press release of IBS, dated July 6, 1999.

            --------------------
            *  Previously filed.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IBS INTERACTIVE, INC.



Dated:  September 13, 1999          By: /s/  Nicholas R. Loglisci, Jr.
                                       -------------------------------
                                    Name:  Nicholas R. Loglisci, Jr.
                                    Title: President and Chief Executive
                                           Officer

                                EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
2.1* Agreement and Plan of Merger, dated as of June 30, 1999, by and among Arnold Schron, Spencer Analysis, Inc., IBS Interactive, Inc. and SAI Acquisition Corp.

23.1        Consent of BDO Seidman, LLP.

99.1*       Press release of IBS, dated July 6, 1999.

--------------------
*  Previously filed.